UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2010

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

7.01 – Regulation FD Disclosure

Attached is a copy of a presentation which will be used by Doyle L. Arnold, Vice Chairman and Chief Financial Officer of Zions Bancorporation at investor meetings including  the SunTrust Robinson Humphrey Financial Services Unconference 2010 on Tuesday, May 25, 2010 in New York City and at Cantor Fitzgerald on Wednesday, May 26, 2010.

9.01 – Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit 99.1 – Investor presentation for the SunTrust Robinson Humphrey Financial Services Unconference 2010 on Tuesday, May 25, 2010 and Cantor Fitzgerald on Wednesday, May 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: May 25, 2010	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel